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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  AUGUST 22, 2001
                                                          ---------------

                            CYBERIAN OUTPOST, INC.
                              (a/k/a Outpost.com)
                              -------------------
            (Exact name of registrant as specified in its charter)

DELAWARE                    000-24659             06-1419111
--------                    ---------             ----------
(State or other             (Commission           (I.R.S. Employer
jurisdiction of             File Number)          Identification No.)
incorporation)


       23 NORTH MAIN STREET - P.O. BOX 636, KENT, CONNECTICUT         06757
       --------------------------------------------------------------------
       (Address of principal executive offices)                   (Zip Code)


      Registrant's telephone number, including area code: (860) 927-2300
                                                          --------------

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ITEM 5. OTHER EVENTS.
------  ------------

        On August 22, 2001, Cyberian Outpost, Inc. and PC Connection, Inc. publicly disseminated a joint press release announcing that PC Connection determined, in response to an inquiry from Cyberian Outpost, that if Cyberian Outpost was unable to fulfill the net worth condition in the Merger Agreement between the two parties, PC Connection would not waive that condition. Cyberian Outpost informed PC Connection that it may not be able to fulfill this net worth condition. The failure of Cyberian Outpost to meet this condition would mean that the merger between the two parties would not be consummated. In light of these developments, Cyberian Outpost initiated conversations with other interested parties with respect to a possible acquisition.

        The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
------  ---------------------------------

(c)     Exhibit.

        99.1    Press Release dated August 22, 2001.


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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CYBERIAN OUTPOST, INC.
                                ----------------------
                                (Registrant)



Date: August 23, 2001           By: /s/ Christopher J. Walls
                                    ------------------------
                                    Christopher J. Walls
                                    Vice President and Corporate Counsel




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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                           Sequential
Number       Description                          Page Number
-------      -----------                          -----------

99.1         Press Release dated August 22, 2001      5




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